SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12
GLASSMASTER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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GLASSMASTER COMPANY
P.O. Box 788
Lexington, SC 29071
(803) 359-2594
Notice of Annual Meeting of Stockholders
January 19, 2007
The Annual Meeting of Stockholders (the “Annual Meeting”) of Glassmaster Company (the “Company”) will be held at the Company’s principal executive offices, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 19, 2007, at 10:00 a.m. Eastern Standard Time, for the following purposes:
1.	to elect three (3) directors to serve three year terms to end in conjunction with the Company’s Annual Meeting of Stockholders to be held following the close of its fiscal year ending August 31, 2009, or when their successors have been duly elected and qualified;

2.	to consider and vote upon the ratification of the appointment of Elliott Davis, LLC as independent auditors for the Company’s fiscal year ending August 31, 2007; and

3.	to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on December 1, 2006, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company’s principal executive offices from December 29, 2006, through the Annual Meeting date and at the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Neil A. McLeod, Jr.
Secretary
Lexington, South Carolina
December 29, 2006
TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT
GLASSMASTER COMPANY
SOLICITATION OF PROXIES
The accompanying Proxy is solicited on behalf of the Board of Directors of Glassmaster Company (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, January 19, 2007, at 10:00 a.m. Eastern Standard Time, or any adjournment thereof, at the Company’s principal executive offices, 126 Glassmaster Road, Lexington, South Carolina. The approximate date on which proxy materials are first being sent to stockholders is December 29, 2006.
The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company’s management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.
Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.03 per share (“Common Stock”) represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder’s right to attend the Annual Meeting and vote in person.
Proxies so given may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the Board of Directors.

ANNUAL REPORT
The Annual Report to stockholders covering operations of the Company for the fiscal year ended August 31, 2006, including financial statements, is enclosed herewith. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, GLASSMASTER COMPANY, P.O. BOX 788, LEXINGTON, SOUTH CAROLINA 29071.
OUTSTANDING VOTING SECURITIES AND RECORD DATE
Only stockholders of record at the close of business on December 1, 2006 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on December 1, 2006, there were 2,234,390 outstanding shares of Common Stock entitled to be voted at the meeting.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth as of October 31, 2006, the Company’s best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.

	Number of	Percent
Name of Beneficial Owner	Shares	of Class
John W. Begg Director and Vice-President	50,000	2.2%

James S. Burroughs Director and Vice-President	100,833	4.5%

M. L. Chavis Director and Vice-President	268,839	12.0	%(1)

George L. Husong Director	200	*

Dr. James F. Kane Director	28,817	1.3	%(2)

Neil A. McLeod Vice President/Secretary/Treasurer	15,304	*	(3)

	Number of	Percent
Name of Beneficial Owner	Shares	of Class
Stephen W. Trewhella, Jr. Director, President and Chief Operating Officer	147,243	6.6	%(4)

Harold S. Trewhella Director	6,667	*

Raymond M. Trewhella Director, Chairman of the Board and Chief Executive Officer	151,594	6.8	%(5)

Stephen W. Trewhella Director	462,000	20.6	%(6)

Nathan G. Leaphart III Corporate Controller and Chief Financial Officer	400	*

Paul B. Trewhella Vice President	48,000	2.2	%(7)

All Directors and Officers as a group (twelve persons)	1,280,497	57.3%

*	Less than one percent.

(1)	Includes 5,608 shares owned directly by Mr. Chavis’ wife as to which he disclaims beneficial ownership. Mr. Chavis’ address is: 1113 Lindler Drive, West Columbia, SC.

(2)	Includes 26,333 shares owned directly by Dr. Kane’s wife as to which he disclaims beneficial ownership. Dr. Kane’s address is 3524 Wolf Circle, Columbia, SC.

(3)	Includes 5,000 shares reserved for issuance to Mr. McLeod pursuant to stock options that are currently exercisable.

(4)	Includes 7,500 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable. Mr. Trewhella’s address is: 319 Porth Circle, Lexington, SC.

(5)	Includes 73,012 shares of Common Stock owned by Julianne Anderson Trewhella, and her successors, as Trustee of the Julianne Anderson Trewhella Revocable Trust Agreement, dated August 3, 2000 as amended, and 999 shares of common stock held by Mr. Trewhella as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which, in each case, he disclaims beneficial ownership. Mr. Trewhella’s address is: 7907 Leabrook Road, Columbia, SC.

(6)	Includes 200,000 shares of Common Stock owned directly by Mr. Trewhella’s wife as to which he disclaims beneficial ownership. Mr. Trewhella’s address is: 200 Southlake Drive, Columbia, SC.

(7)	Includes 3,000 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable.

ELECTION OF DIRECTORS
The By-laws of the Company authorize a Board of Directors of up to ten members. Currently the Board of Directors has set the number of directors at nine and there are currently nine directors. Three of these directors have terms that expire as of this Annual Meeting, three of these directors have terms that expire at the Annual Meeting of Stockholders in 2008 and three of these directors have terms that expire at the Annual Meeting in 2009. Three nominees have been nominated to hold office for three-year terms to end in conjunction with the Annual Meeting to be held following the close of the Company’s fiscal year ending August 31, 2009, or when his successor shall be duly elected and qualified.
It is intended that votes will be cast, pursuant to authority granted in the enclosed proxy, for the election of the nominee with an asterisk before his name. The terms of the other directors listed have not yet expired. In the event that the nominee shall unexpectedly become unavailable for election, the proxies will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board of Directors. The candidate who receives the greatest number of votes cast at the Annual Meeting will be deemed elected, even though not receiving a majority of the votes cast.

		Current or
		Proposed
	Director	Term
Name and Age	Since	Expires
John W. Begg - 53 (1)	2005	2008

* James S. Burroughs – 51 (2)	2005	2010

Melvin L. Chavis – 62 (3)	1989	2009

George Husong - 74 (4)	2002	2008

Dr. James F. Kane – 75 (5)	2005	2009

* Harold S. Trewhella – 54 (6)	2005	2010

* Raymond M. Trewhella - 71 (7)	1960	2010

Stephen W. Trewhella - 80 (8)	1959	2008

Stephen W. Trewhella, Jr. - 47 (9)	2001	2009

*	Nominee
MANAGEMENT RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES.
(1)	Mr. Begg became a Director in April 2005 and joined the Company in October 2005 as Vice-President and General Manager of the Monofilament Division. Mr. Begg is a retired automotive industry executive.

(2)	Mr. Burroughs became a Director in April 2005 and joined the Company as Vice-President and General Manager of Glassmaster Marine, LLC in April 2005. Mr. Burroughs is a retired automotive industry executive.

(3)	Mr. Chavis joined the Company in November 1982 as a Vice-President, Marketing in the Monofilament Division and became Vice-President and General Manager of the Monofilament Division in January 1990, and Vice President of Sales of The Monofilament Division in October 2005.

(4)	Mr. Husong has been a diversified businessman in auto dealerships and real estate for more than the past five years.

(5)	Dr. Kane is Dean Emeritus of the College of Business Administration of the University of South Carolina, having retired during 1993 as Dean, in which capacity he had served since 1967.

(6)	Mr. Harold Trewhella has been employed in Administration with the Michigan Prison System for more than the past five years.

(7)	Mr. Raymond M. Trewhella was elected Chairman of the Board and Chief Executive Officer effective September 1, 2001, after having previously served as the Company’s President.

(8)	Mr. Stephen W. Trewhella retired as Chairman effective August 31, 2001 and remains a director. He previously served as the Company’s Chief Executive Officer.

(9)	Mr. Stephen W. Trewhella, Jr. was elected President and Chief Operating Officer of Glassmaster Company effective September 1, 2001. Prior to September 1, 2001, he served as General Manager of the Glassmaster Controls Company.
Family relationships among directors are as follows: (1) Stephen W. Trewhella and Raymond M. Trewhella are brothers; and (2) Stephen W. Trewhella, Jr. is the son of Stephen W. Trewhella. (3)Harold S. Trewhella is nephew of Mr. Raymond M. Trewhella and Stephen W. Trewhella and first cousin of Stephen W. Trewhella, Jr.. (4)Mr. James S. Burroughs is the son-in-law of Mr. Raymond M. Trewhella.
There were no transactions or series of transactions for the fiscal year ended August 31, 2006, nor are there any currently proposed transactions, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.
The Company has a standing Audit Committee. During the fiscal year ended August 31, 2006, this Committee was constituted as follows:
The Audit Committee consisted of Stephen W. Trewhella, Chairman, George Husong, and Dr. James F. Kane who were outside directors. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, discussion of the auditors’ report with the Board of Directors, and the review of all related party transactions. The Audit Committee met once during the last fiscal year. The financial expert on the Audit Committee is Dr. James F. Kane.
During the fiscal year ended August 31, 2006, there were four regular meetings of the Board of Directors. No director missed more than 25% of the total number of meetings and Committee meetings of which the director was a member.
EXECUTIVE OFFICERS
In addition to those executive officers who are directors of the Company, the following persons also serve as executive officers. One of these officers has been with the Company for more than the past five years and one joined the Company in 2006.

		Officer	Term
Name and Age	Office	Since	Expires
Neil A. McLeod, Jr. (68)	Vice-President/	1988	2007
	Secretary/Treasurer
Nathan G. Leaphart III (26)	CFO and Corporate	2006	2007
	Controller

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary of Cash and Certain Other Compensation
No Executive Officer’s salary and bonus earned exceeded $100,000 for the past three Fiscal Years.
Option Exercises and Holdings
There were no options exercised by the executive officers listed in the Summary Compensation Table during the last fiscal year.
Compensation of Directors
All non-management directors receive $500 per board meeting attended. Out of town directors are also reimbursed for actual costs of attending Board meetings, which are currently held on a quarterly basis. There are no additional amounts paid for committee participation or special assignments.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and certain officers and persons who own more than 10% of a registered class of the Company’s equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since September 1, 2005, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company’s fiscal year 2006.
Code of Ethics
The Company has drafted a formal Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer. The Company expects to finalize the Code of Ethics during the current fiscal year.
The Company has drafted a formal Code of Ethics requiring Board of Directors’ approval of any material transaction involving the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes this procedure reasonably deters material wrongdoing and promotes honest and ethical conduct.
Employment of Independent Auditors
During the year ended August 31, 2006, the Company engaged Elliott Davis, LLC, its outside auditors, to perform the following professional services:
(1)	Audit Fees (annual and interim consolidated financial statements and 401-k plan) — $38,500

(2)	Audit-related fees — $7,500

(3)	All Other Fees (preparation of federal and state income tax returns and review of all quarterly SEC filings) — $14,500

AUDIT COMMITTEE REPORT
The Board of Directors of the Company has not adopted a written charter for the Audit Committee. The composition of the Company’s Audit Committee complies with the NASD rule for audit committees for small business issuers since the Committee has three outside members.
Report of the Audit Committee
We have reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2006 with the Company’s management. We have also discussed with Elliott Davis, LLC the matters required to be discussed by Statement on Auditing Standards No. 61 and have received and reviewed the written disclosures and the letter from Elliott Davis, LLC required by Independence Standards Board Standard No. 1 and have discussed with Elliott Davis, LLC their independence. Based on the above review and discussions, we recommend to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ending August 31, 2006.
The Audit Committee
Stephen W. Trewhella (Chairman)
George L. Husong
Dr. James F. Kane
RATIFICATION OF AUDITORS
The Board of Directors, on the recommendation of the Audit Committee has, subject to ratification by the stockholders, appointed the firm of Elliott Davis, LLC, CPA’s to audit the accounts of the Company for the fiscal year ending August 31, 2007. Ratification will require the approval of a majority of the votes cast.
A representative of Elliott Davis, LLC is expected to be present at the annual meeting and will have the opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.
MANAGEMENT RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ELLIOTT DAVIS, LLC TO AUDIT THE ACCOUNTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING AUGUST 31, 2007.
PROPOSALS OF STOCKHOLDERS
Any proposal which a stockholder wishes to present for action at the next Annual Meeting of the stockholders of the Company must be received in writing at the Company’s principal executive offices no later than August 31, 2007, to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that Annual Meeting. If a proposal intended to be presented by a shareholder at the next Annual Meeting, for which the shareholder does not seek inclusion in the Company’s Proxy Statement and form of Proxy for that meeting, is not received by the Company by November 14, 2007, then the management proxies appointed in the enclosed Proxy will be allowed to use their discretionary voting authority with respect to the proposal.

OTHER MATTERS
Management knows of no other business which will be presented for consideration which will require a vote by the stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.
By Order of the Board of Directors
Neil A. McLeod, Jr.
Secretary
Lexington, South Carolina
December 29, 2006

PROXY
TO: The Secretary of
Glassmaster Company
P.O. Box 788
Lexington, South Carolina 29071
I do hereby constitute and appoint Neil A. McLeod, Jr. and Raymond M. Trewhella, or either of them (the “Proxies”), to be my lawful attorney, substitute and proxy for me in my name to vote at the Annual Meeting of Stockholders of Glassmaster Company (the “Company”) to be held at the principal executive offices of the Company, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 19, 2007, at 10:00 a.m. Eastern Standard Time, and at any adjournment thereof, for the following purposes.

Item 1. To elect the following as Directors to the terms set forth:	Raymond M. Trewhella (2010)
Harold S. Trewhella (2010)
James S. Burroughs (2010)

For all Nominees
Against all Nominees

Withhold as to
Withhold as to
(To withhold authority as to any nominee(s), write name(s) on line(s) provided)
Item 2. To ratify the appointment of Elliott Davis, LLC as independent auditors for the Company’s fiscal year ending August 31, 2007.

For	Against	Abstain
Item 3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.
          I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever. Shares represented by this proxy will be voted in accordance with the specifications so made. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE PROPOSALS CONTAINED IN ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY MATTER ARISING PURSUANT TO ITEM 3.
– – – – – – – – – – – – – – – – – – – – – – – – – – – Please Fold on Dotted Line for Mailing – – – – – – – – – – – – – – – – – – – – – – – – – – – –

Date

Signature

TOTAL # SHARES:
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY PLEASE FOLD AND PLACE IN THE ENCLOSED ENVELOPE SO THE ADDRESS BELOW SHOWS IN THE WINDOW.

Return To:	Secretary
Glassmaster Company
PO Box 788
Lexington, SC 29071